SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                       July 14, 1999 (July 13, 1999)


                      NORFOLK SOUTHERN RAILWAY COMPANY
           (Exact name of Registrant as specified in its charter)


                            1-743; 1-3744;
       Virginia             1-4793; 1-546-2               53-6002016
 (State of Incorporation)  (Commission File No.)       (IRS Employer
                                                       Identification No.)


                           Three Commercial Place
                        Norfolk, Virginia 23510-2191
                  (Address of principal executive offices)


                               (757) 629-2682
                      (Registrant's telephone number)


                                 No Change
       (Former name or former address, if changed since last report)



 Item 5.  Other Events.

           In a press release issued July 13, 1999 (attached hereto as Exhibit 99), registrant's parent Norfolk Southern Corporation (NSC) advised that its preliminary calculations indicate that NSC's earnings per share for the second quarter (the period ended June 30, 1999) will be below the analysts' consensus.

 Item 7(c).  Exhibits.

 No. 99      Copy of press release issued by NSC on July 13, 1999.


                                 Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               NORFOLK SOUTHERN RAILWAY COMPANY
                                        (Registrant)


                               By:  /s/ Dezora M. Martin
                                    --------------------------
                                           (signature)
                                        Dezora M. Martin
                                 Assistant Corporate Secretary


 Date:  July 14, 1999




                               EXHIBIT INDEX


 Exhibit
 Number
 System              Description
 -------             -----------

   99                Copy of press release issued
                     by NSC on July 13, 1999.